Exhibit 10.19u

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

REQUIRED GROUP AGENT ACTION NO. 22

This REQUIRED GROUP AGENT ACTION NO. 22 (this “Action”), dated as of September 8, 2016, is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”) and as the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”), National Bank of Arizona (“NBAZ Agent”), Silicon Valley Bank (“SVB Agent”) and CIT Bank, N.A. (“CIT Agent” and collectively with BA Agent, CS Agent, DB Agent, ING Agent, KB Agent, NBAZ Agent and SVB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, the Administrative Agent, the Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.Pursuant to the Loan Agreement, the Lenders have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Financing Documents.

B.Pursuant to Section 9.14(a) of the Loan Agreement, the Borrower has requested that the Group Agents provide their consent to the release and removal in accordance with Section 2.10(b) of the Loan Agreement of (i) the [***] Subject Fund and (ii) the [***] Subject Fund (collectively, the “Released Subject Funds”).

C.The Lenders are willing to provide their consent to the release and removal of the Released Subject Funds and the Collateral with respect thereto (collectively, the “Applicable Transactions”) on the terms and subject to the conditions set forth in this Action.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Consent.  Subject to the satisfaction of the Consent Requirements (as defined in Section 3 of this Action), each Agent and Lender party hereto, by its signature below, (i) consents to the Applicable Transactions, (ii) directs the Collateral Agent to execute and deliver each document contemplated to be delivered by the Collateral Agent pursuant to Section 2 of this Action and to otherwise carry out the terms and provisions of this Action, (iii) acknowledges and agrees that the requirements of Section 2.1(f)(iii)(C) of the Loan Agreement have been satisfied in

Required Group Agent Action No. 22

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

all respects in connection with the prepayment referred to in Section 3(a)(i) hereof and (iv) consents to deem the requirements of Section 2.1(f)(iii)(A) of the Loan Agreement satisfied during the period through September 15, 2016 in connection with the prepayment referred to in Section 3(a)(i) hereof; provided, that no such deemed consent shall have been given under this clause (iv) unless the requirements of Section 2.1(f)(iii)(A) of the Loan Agreement shall in fact be satisfied by the Borrower in all respects no later than September15, 2016.

Section 2.Release; Covenants.  Upon satisfaction of the Consent Requirements, without any further action by any party:

(a)

the security interest granted to the Collateral Agent by the Borrower  in the Security Agreement with respect to the Equity Interests (and any other rights as specified in Section 3 thereof and together with the Equity Interests, the “Released Subsidiary Party Collateral”) of each of [***] and [***] (the “Released Subsidiary Parties”) shall automatically terminate and be released, all rights to the Released Subsidiary Party Collateral shall revert to the Borrower, and the Collateral Agent shall promptly deliver or cause to be delivered to the Borrower all Released Subsidiary Party Collateral, including original certificates representing all issued and outstanding Equity Interests of the Released Subsidiary Parties along with related blank transfer powers and irrevocable proxies, as applicable;

(b)

the Collateral Agent authorizes the Borrower or any other party on behalf of the Borrower, to file UCC financing statement amendments relating to the Released Subsidiary Party Collateral in the form attached hereto as Annex 5 and to prepare and file any additional financing statement amendments and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent evidencing the consummation of the Applicable Transactions;

(c)

the signature pages of the Collateral Agent and Administrative Agent to the Termination Agreement attached hereto as Appendix 1, which terminates the Security Agreement with respect to each Released Subsidiary Party, shall be automatically released;

(d)

the signature pages of the Collateral Agent and the Administrative Agent to the Termination Agreement attached hereto as Appendix 2, which terminates the CADA with respect to each Released Subsidiary Party, shall be automatically released;

(e)	Schedule 1.1(b) to the Loan Agreement shall be amended by amending and restating the table therein in its entirety:

Partnership Managing Member / Lessor Managing Member / Borrower Subsidiary (Other Non-Financed Structure)	Equity Interests Owned as of date related Partnership or Lessor Partnership becomes a Subject Fund
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2Required Group Agent Action No. 22

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(f)	Appendix 1 to the Loan Agreement shall be amended by amending and restating clause (i) of the definition of “Advance Rate” as follows:

“(i) For a Subject Fund the following percentages:

Subject Fund	Advance Rate	Cash Sweep Fund or Non-Cash Sweep Fund
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]
[***]	[***]%	[***]

”;

(g)	Appendix 4 to the Loan Agreement shall be replaced with a revised Appendix 4 to the Loan Agreement in the form attached hereto as Annex 1;
(h)	Appendix 5 to the Loan Agreement shall be replaced with a revised Appendix 5 to the Loan Agreement in the form attached hereto as Annex 2; and
(i)	the Collateral Agent shall, at the sole cost and expense of the Borrower, procure, deliver or execute and deliver to the Borrower, from time to time, all further releases,

3Required Group Agent Action No. 22

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

termination statements, financing statement amendments, certificates, instruments and documents, each in form and substance satisfactory to the Borrower and the Collateral Agent, and take any other actions, as reasonably requested by the Borrower or that are required to evidence the consummation of the Applicable Transactions, including, for the avoidance of doubt, the execution of the “Notice of Change of Loss Payee” with respect to the (i) the Tax Loss Policy of [***] Subject Fund and (ii) the Tax Loss Policy of the [***] Subject Fund.

Section 3.Effectiveness.  This Action shall become effective on the date (the “Effective Date”) on which the following conditions (collectively, the “Consent Requirements”) are satisfied:

(a)

the Borrower has paid or has caused to be paid to the Administrative Agent the following (collectively, the “Release Payment”) at or before 2:00 p.m. (Eastern Time) on September 8, 2016 (the “Payment Time”) to the account set forth in Annex 3 hereto:

(i)	prepayment of $[***] of the outstanding principal amount of the Loans as of the Payment Time, to be allocated among the Lenders by the Administrative Agent as set forth in Annex 4 hereto; and
(ii)	payment of $[***] of the outstanding interest accrued as of the Payment Time with respect to the principal amount described in clause (i) above;
(b)	the Administrative Agent shall have received counterparts of this Action, duly executed and delivered by the Borrower and each Group Agent;
(c)	the Borrower shall have delivered a duly completed Borrowing Base Certificate to the Administrative Agent; and
(d)

all representations and warranties of the Borrower in Section 4 of this Action and all representations and warranties of the Borrower in the Borrowing Base Certificate delivered pursuant to Section 3(c) of this Action shall be true and correct in all material respects as of the Effective Date, other than those representations and warranties that are modified by materiality by their own terms, which shall be true and correct in all respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

Notwithstanding any failure or inability of the Borrower to satisfy any of the foregoing conditions set forth in Sections 3(c) or (d) of this Action, upon the satisfaction of the conditions set forth in Sections 3(a) and (b) of this Action, (i) all right, title and interest of the Collateral Agent and the Secured Parties in and to the Released Subsidiary Party Collateral shall transfer to and vest in Borrower and any assignee of Borrower without any further action required and (ii) none of the Released Subsidiary Party Collateral shall be “Collateral” under or for purposes of the Loan Agreement or any other Financing Document; provided that the Agents shall be entitled to assert claims against the Borrower as a result of any breach by the Borrower of any of representations, warranties, covenants or statements made by the Borrower in this Action.

4Required Group Agent Action No. 22

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 4.Representations and Warranties.  The Borrower hereby represents and warrants as of the Effective Date:

(a)

the Borrower has duly authorized, executed and delivered this Action, and none the Borrower’s execution and delivery hereof nor the performance hereof or the consummation of the Applicable Transactions (i) will be in conflict with or result in a breach of the Borrower’s Organizational Documents, (ii) will materially violate any other Legal Requirement applicable to or binding on the Borrower or any of its respective properties, (iii) will result in any breach of or constitute any default under, or result in or require the creation of any Lien (other than Permitted Liens) upon any of the Collateral under any agreement or instrument to which it is a party or by which the Borrower or any of the Collateral may be bound or affected, or (iv) will require the consent or approval of any Person, which has not already been obtained;

(b)

this Action is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and subject to general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law);

(c)	no Default or Event of Default has occurred and is continuing or will result from the Release Payment or the consummation of the Applicable Transactions;
(d)	no Bankruptcy Event has occurred with respect to SolarCity;
(e)

no Material Adverse Effect has occurred or is continuing since the immediately preceding Borrowing Date, and, to the Borrower’s Knowledge, no event or circumstance exists that could reasonably be expected to result in a Material Adverse Effect; and

(f)	after giving effect to the Applicable Transactions and the Release Payment, the Borrower is in compliance with the Borrowing Base Requirements.

5Required Group Agent Action No. 22

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 5.Reference to and Effect on Financing Documents.  Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document.  This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 6.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction; Service of Process), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 7.Expenses.  The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 8.Construction.  The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

6Required Group Agent Action No. 22

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as the Borrower

By: /s/Lyndon Rive
Name:Lyndon Rive
Title:President

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BANK OF AMERICA, N.A.,
as a Group Agent

By: /s/Sheikh Omer-Farooq
Name:Sheikh Omer-Farooq
Title:Managing Director

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By: /s/Patrick J. Hart
Name:Patrick J. Hart
Title:Vice President

By: /s/Chris Fera
Name:Chris Fera
Title:Vice President

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By: /s/Gregory Leveto
Name:Gregory Leveto
Title:Director

By: /s/Vinod Mukani
Name:Vinod Mukani
Title:Director

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ING CAPITAL LLC,
as a Group Agent

By: /s/Erwin Thomet
Name:Erwin Thomet
Title:Managing Director

By: /s/Thomas Cantello
Name:Thomas Cantello
Title:Director

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION,
as a Group Agent

By: /s/Benjamin C. Cooper
Name:Benjamin C. Cooper
Title:Vice President

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NATIONAL BANK OF ARIZONA,
as a Group Agent

By: /s/Kate Smith
Name:Kate Smith
Title:Vice President

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK,
as a Group Agent

By: /s/Sayoji Goli
Name:Sayoji Goli
Title:Vice President

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CIT BANK, N.A.,
as a Group Agent

By: /s/Rhys Marsh
Name:Rhys Marsh
Title:Director

[Signature Page to Required Group Agent Action No. 22]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 1

APPENDIX 4

TAX EQUITY STRUCTURES, PARTNERSHIPS, LESSOR PARTNERSHIPS, LESSORS, SUBJECT FUNDS, MANAGING MEMBERS, FUNDED SUBSIDIARIES, LESSEES, CASH SWEEP DESIGNATIONS AND INVESTORS

Tax Equity Structure	Partnership / Lessor Partnership (Subject Fund)	Partnership Managing Member / Lessor Partnership Managing Member	Funded Subsidiaries (Subject Fund and Managing Member, if any)	Lessee	Cash-Sweep Fund or Non-Cash Sweep Fund	Investor(s)
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]
[***]	[***]	[***]	•[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 2

APPENDIX 5

PROJECT DOCUMENTS

1.	[***] Subject Fund
•	Master Lease, dated as of [***], by and between [***] and [***].
•	Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].
•	Amendment to Equity Capital Contribution Agreement, dated as of [***] (to add [***] as a Project State).
•	Operating Agreement of [***], dated as of [***], by and between [***] and [***].
•	Operating Agreement of [***], dated as of [***], by and among [On File with Administrative Agent], [***] and [***].
•	Second Amended and Restated Limited Liability Company Agreement of [***] dated as of [***], by Megalodon Solar, LLC.
•	Pass-Through Agreement, dated as of [***], by and between [***] and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent], [***] and [***].
2.	[***] Subject Fund
•	Master Lease, dated as of [***], by and between [***] and [***].
•	Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].
•	Amendment to Equity Capital Contribution Agreement, dated as of [***] (to add [***] as a Project State) by and among SolarCity, [***] and [***].
•	First Amendment to Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].
•	Operating Agreement of [***], dated as of [***], by and between [***] and [***].
•	Operating Agreement of [***], dated as of [***], by and between [On File with Administrative Agent] and [***].
•	Second Amended and Restated Limited Liability Company Agreement of [***] dated as of [***], by Megalodon Solar, LLC.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

•	Pass-Through Agreement, dated as of [***], by and between [***] and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent] and [***].
•	[***].
3.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and among [***], [On File with Administrative Agent] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Amendment No. 1 to Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], by SolarCity in favor of [On File with Administrative Agent] and [On File with Administrative Agent].
•	Transition Manager Agreement, dated as of [***], by and among [***], SolarCity and [***].
4.	[***] Subject Fund
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Contribution Agreement (Systems), dated as of [***], by and among [***], [***], Megalodon Solar, LLC and [***].
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amendment No. 1 to Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent].
6.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Amendment No. 1 to Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].
•	Transition Manager Agreement, dated as of [***], by and among [***], SolarCity Corporation and [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].
8.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [***].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Capital Modification Rights Agreement, dated as of [***], by and among SolarCity, [***] and [***].
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [***] and [***].
•	Guaranty, dated as of [***], from [On File with Administrative Agent] in favor of [***].
•	Asset Management Agreement, dated as of [***], by and between SolarCity and [***].

9.	[***] Subject Fund

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

•	Limited Liability Company Agreement of [***], dated as of [***], by and among [***], [On File with Administrative Agent] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], by SolarCity in favor of [On File with Administrative Agent] and [On File with Administrative Agent].
•	Transition Manager Agreement, dated as of [***], by and among [***], SolarCity and [***].
•	SREC Services Agreement, dated as of [***], by and between SolarCity and [***].
10.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].
•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].
•	Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent].
11.	[***] Subject Fund
•	Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

•	Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.
•	Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].
•	Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 3

Account Information

Pay to:	[***]
Bank	[***]
ABA No.	[***]
Account No.	[***]
Account Name	[***]
Ref.	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 4

SCHEDULE OF PRINCIPAL PREPAYMENT ALLOCATIONS

Lender	Share of Prepayment
Bank of America, N.A.	$ [***]
Credit Suisse AG, Cayman Islands Branch	$[***]
ING Capital LLC	$[***]
Deutsche Bank AG, New York Branch	$[***]
KeyBank National Association	$[***]
National Bank of Arizona	$[***]
Silicon Valley Bank	$[***]
CIT Bank, N.A.	$[***]
Total	$[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 5

UCC-3 TERMINATION STATEMENTS

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2015 1895373 filed 5/4/2015

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☒ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:
The Equity Interests of (i) Solar Ulysses Manager II, LLC and (ii) Solar Integrated Manager III, LLC, each as described as the "Released Subsidiary Party Collateral" under and as defined in Required Group Agent Action No. 22, dated on or about September 8, 2016, by and among Debtor, Secured Party, and the other parties thereto.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Bank of America, N.A., as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Delaware-SOS Debtor: Megalodon Solar, LLC #15475355-22

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.